OTHER DEDUCTIONS, NET	12 Months Ended
Dec. 31, 2019
OTHER DEDUCTIONS, NET
OTHER DEDUCTIONS, NET

(15) OTHER DEDUCTIONS, NET

Other deductions, net are summarized as follows:

	December 31,	December 31,	December 31,
	2019	2018	2017
Amortization of intangibles (excluding software)	$129.2	$146.2	$219.4
Restructuring costs (see Note 5)	20.7	46.2	41.6
Foreign currency loss (gain), net	(1.5)	(5.4)	11.2
Contingent consideration	—	(10.0)	(17.9)
Other, net	(2.3)	1.8	0.1
Total	$146.1	$178.8	$254.4